UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

Atara Biotherapeutics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 900 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 278-8930

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 26, 2022, the Board of Directors (the “Board”) of Atara Biotherapeutics, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws are effective as of September 26, 2022.

The principal revisions in the Second Amended and Restated Bylaws include (i) additional disclosure and procedural requirements for stockholders to submit nominations or stockholder proposals, (ii) modifications with respect to the conduct of stockholder meetings and the mechanisms for setting their date, time, and place, (iii) procedures that may be followed in the event that an emergency occurs during which a quorum of the Board or a committee thereof cannot be readily convened, and (iv) provisions establishing the Delaware Court of Chancery as the exclusive forum for certain legal actions, including certain stockholder and intra-corporate disputes, and establishing the federal district courts of the United States as the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing summary does not purport to be complete and is qualified in its entirety by the text of the Second Amended and Restated Bylaws, a copy of which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Atara Biotherapeutics, Inc. dated September 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2022	ATARA BIOTHERAPEUTICS, INC.

/s/ Amar Murugan
Amar Murugan
Senior Vice President and General Counsel